UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 12, 2007

The Williams Companies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	918-573-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03 Material Modifications to Rights of Security Holders.

On October 12, 2007, The Williams Companies, Inc. entered into an amendment to the Amended and Restated Rights Agreement dated September 21, 2004 (the "Rights Agreement") as amended by that certain Amendment No. 1 to the Rights Agreement dated May 18, 2007. The October 12 amendment replaced Section 1(a)(v) of the Rights Agreement in its entirety. Section 1(a) defines "Acquiring Person" under the Rights Agreement. Section 1(a)(v) now provides that an Acquiring Person shall not include (capitalized terms are defined in the Rights Agreement):

any such Person who has reported or is required to report such ownership (but who is the Beneficial Owner of less than 20% of the shares of Common Stock outstanding) on Schedule 13G under the Exchange Act (or any comparable or successor report) or on Schedule 13D under the Exchange Act (or any comparable or successor report) which Schedule 13D does not state any intention to or reserve the right to control or influence the management or policies of the Company or engage in any of the actions specified in Item 4 of such Schedule (other than the disposition of the Common Stock) and: (A) within 10 Business Days of being requested by the Company to advise it regarding the same, certifies to the Company that such Person acquired Beneficial Ownership of shares of Common Stock in excess of 14.9% inadvertently or without knowledge of the terms of the Rights, and (B) who, together with all Affiliates and Associates, within 10 Business Days of being requested by the Board (or such shorter period as may be determined by the Board) divests a sufficient number of shares of Common Stock so that such Person shall no longer be deemed to be an Acquiring Person for purposes of this Agreement; provided, however, that if the Person requested to so certify or divest fails to do so within the applicable period set forth in this clause (v), then such Person shall become an Acquiring Person immediately after such period.

The foregoing does not constitute a complete summary of the terms of the amendment, which is attached hereto as Exhibit 4.1. The description of the terms of the amendment is qualified in its entirety by reference to such exhibit.

Item 9.01 Financial Statements and Exhibits.

(a) None
(b) None
(c) None
(d) Exhibits

Exhibit 4.1 Amendment No. 2 dated October 12, 2007 to the Amended and Restated Rights Agreement dated September 21, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Williams Companies, Inc.

October 15, 2007	By:	Brian K. Shore

Name: Brian K. Shore
Title: Corporate Secretary

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Exhibit Index

Exhibit No.	Description

4.1	Amendment No. 2 dated October 12, 2007 to the Amended and Restated Rights Agreement dated September 21, 2004.